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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2007

                             TRIARC COMPANIES, INC.
                --------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                       1-2207                     38-0471180
--------------------           -------------------        ------------------
(State or Other                (Commission                (I.R.S. Employer
Jurisdiction of                 File Number)               Identification No.)
Incorporation)

280 Park Avenue
New York, NY                                                 10017
-------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On May 11, 2007, Triarc Companies, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter ended April 1, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01.   Financial Statements and Exhibits.

(d)      Exhibits

99.1     Press release of Triarc Companies, Inc. dated May 11, 2007.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRIARC COMPANIES, INC.


                                   By:/s/STUART ROSEN
                                      -------------------------
                                      Stuart I. Rosen
                                      Senior Vice President and Associate
                                      General Counsel, and Secretary

Dated:   May 11, 2007

                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------

99.1     Press release of Triarc Companies, Inc. dated May 11, 2007.